EXHIBIT 10.4


     It is expressly understood that any reference herein to "I" or "We" is to Pinecrest Investment Group, Inc.

                    (This is a purchase money first mortgage)

     This Mortgage ("Security Instrument") is given on this 9th day of April 1999. The Mortgagor is Pinecrest Investment Group, Inc. ("Borrower"). This Security Instrument is given to HOPEWELL LAND PARTNERS, LTD., a Florida Limited Partnership, whose address is Post Office Box 112, Winter Haven, Florida 33882("Lender"). Borrower owes Lender the principal sum of Two Hundred Eighty Eight Thousand and No/l00's Dollars. This debt is evidenced by Borrower's Promissory Note ("Note"), dated same date as this Security Instrument, which provides for monthly payments, with the full debt, if not paid earlier, due and payable on April 9, 2000. This Security Instrument secures to Lender:

          (A) The repayment of the debt evidenced by the Note, with interest, and all renewals, extensions and modifications;
          (B) The payment of all other sums, with interest, advanced under Paragraph 7 to protect the security of this Security Instrument; and
          (C) The performance of Borrower's covenants, and agreements under this Security Instrument and the Note. For this purpose, Borrower does hereby mortgage, grant and convey to Lender the following described property located in Hillsborough County, Florida.

     The SE 1/4 of the SE 1/4 of Section 20, Township 30 South, Range 22 East,

     Hillsborough County, Florida, less right of way for State Road 640 which has the address of vacant land on Lithia-Pinecrest Road, Lithia, FL ("Property Address")

     Together with all improvements now or hereafter erected on the property and all easements, rights, appurtenances rents, royalties, mineral, oil and gas rights and profits, water rights and stock, and all fixtures now or hereafter a part of the property. All replacements and additions shall also be covered by this Security Instrument. All of the foregoing is referred to in this Security Instrument as the "Property".

     Borrower covenants that Borrower is lawfully seized of the estate hereby conveyed and has the right to mortgage, grant and convey the Property that the Property is unencumbered, except for encumbrances of record. Borrower warrants and will defend generally the title to the Property against claims and demands, subject to any encumbrances of record.

     Borrower and Lender covenant and agree as follows:

     1. Payment of Principal and Interest: Pre-payment and Late Charges. Borrower shall promptly pay when due the principal of and interest on the debt evidenced by the Note and any prepayment and late charges due under the Note.

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     2.   Funds for Taxes and Insurance. Upon demand by Lender, Borrower shall, subject to applicable law, pay to Lender on the day monthly payments are due under the Note, until the Note is paid in full, a sum ("Funds") equal to one-twelfth (1/12) of: (a) Yearly taxes and assessments which may attain priority over this Security Instrument;
          (b) Yearly leasehold payments or ground rents on the Property, if any;
          (c) Yearly hazard insurance premiums, and; (d) Yearly mortgage insurance premiums, if any. These are called "Escrow Items". Lender may estimate the funds due on the basis of current data and reasonable estimates for future escrow items. At the inception of this loan Lender is not requiring payment of escrow items.

          The funds shall be held in an institution the deposits or accounts of which are insured or guaranteed by a federal or state agency, if available. Lender shall apply the funds to pay the escrow items. Lender may not charge for holding and applying the funds, analyzing the account or verifying the escrow items, unless Lender pays Borrower interest on the funds and applicable law permits the Lender to make such a charge. Borrower and Lender may agree in writing that interest shall be paid on the funds. Unless an agreement is made or applicable law requires interest to be Paid, Lender shall not be required to pay Borrower any interest or earnings on the funds. Lender shall give to Borrower without charge, an annual accounting of the funds showing credits and debits to the funds and the purpose for which each debit to the funds was made.

          The funds are pledged as additional security for the sums secured by this Security Instrument.

          If the amount of the funds held by Lender, together with the future monthly payments of funds payable prior to the due dates of the escrow items, shall exceed the amount required to pay the escrow items when due, the excess shall be at Borrower's option, either promptly repaid to Borrower or credit to Borrower on monthly payments of funds. If the amount of the funds held by Lender is not sufficient to pay the escrow items when due, Borrower shall pay to Lender any amount necessary to make up the deficiency in one or more payments as required by Lender.

          Upon payment in full of all sums secured by this Security Instrument, Lender shall promptly refund to Borrower any funds held by Lender. If under Paragraph 19 the property is sold or acquired by Lender, Lender shall apply, no later than immediately prior to the sale of the property or its acquisition by Lender, any funds held by Lender at the time of application as a credit against the sums secured by this Security Instrument.

          Lender may require or waive the requirement of payment of escrow for any given year.

     3. Application of Payment. Unless applicable law provides otherwise, all payments received by Lender under Paragraph 1 and 2 shall be applied; First to late charges due under the Note Second, to pre-payment charges due under the Note; Third, to amounts payable under Paragraph 2; Fourth, to interest due; and last, to principal due.

     4. Charges; Liens. Borrower shall pay all taxes, assessments, charges, fines and impositions attributable to the Property, which may attain priority over this Security Instrument, and leasehold payments or grounds rents, if any. Borrower shall pay these obligations in the manner provided in Paragraph 2, or if not paid in that manner, shall pay them on time directly to the person owed payment. Borrower shall promptly furnish to Lender all notice of amounts to be paid under this paragraph. If Borrower makes these payments directly, Borrower shall promptly furnish to the Lender receipts evidencing the payments.

          Borrower shall promptly discharge any lien, including, but not limited to, superior mortgages, which has priority over this Security Instrument unless Borrower: (A) Agrees in writing to the payment of the obligation secured by the lien in a manner acceptable to Lender;
          (B) Contest in good faith the lien by, or defends against enforcement of the lien in, legal proceedings which in the Lender's opinion operates or prevents the enforcement of the lien or forfeiture of any part of the Property; or (C) secures from the holder of the lien an agreement satisfactory to Lender subordinating the lien to this

          Security Instrument. If Lender determines that any part of the Property is subject to a lien, which may attain priority over this Security Instrument, Lender may give Borrower a notice identifying the lien. Borrower shall satisfy the lien or take one or more of the actions set forth above within ten (10) days of the giving f the notice.

     5. Hazard Insurance. Borrower shall keep the improvements now existing or hereafter erected on the Property insured against loss by fire, hazards included within the term "extended coverage" and any other hazards for which Lender requires insurance. This insurance shall be maintained in the amounts and for the periods that Lender requires. The insurance carrier providing the insurance shall be chosen by Borrower subject to Lender's approval, which shall not be unreasonably withheld.

          All insurance policies and renewals shall be acceptable to Lender and shall include a standard mortgage clause. Lender shall have the right to hold the policies and renewals. If Lender requires, Borrower shall promptly give to Lender all receipts of paid premiums and renewal notices. In the event of loss, Borrower shall give prompt notice to the insurance carrier and Lender. The Lender .may make proof of loss if not made promptly by Borrower.

          Unless Lender and Borrower otherwise agree in writing, insurance proceeds shall be applied to restoration or repair of the Property damage the restoration or repair is economically feasible and Lender's security not lessened. If the restoration or repair is not economically feasible Lender's security would be lessened, the insurance proceeds shall be applied to the sums secured by this Security Instrument, whether or not then due, any excess paid to Borrower. If Borrower abandons the Property, but does not answer within thirty (30) days a notice from Lender that the insurance carrier has offered to settle a claim, then Lender may collect the insurance proceeds. Lender may use the proceeds to repair or restore the Property or to pay sums secured by this Security Instrument, whether or not then due. The thirty (30) day period will begin at the time the notice is given.

          Unless Lender and Borrower otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of the monthly payments referred to in paragraphs 1 and 2 or change the amount of the payment. If under paragraph 19 the Property is acquired by Lender, Borrower's right to any insurance policies and proceeds resulting from damage to the property prior to the acquisition shall pass to Lender to the extent of the sums secured by this Security Instrument immediately prior to the acquisition.

     6. Preservation and Maintenance of Property; Leaseholds. Borrower shall not destroy, damage or substantially change the Property, allow the Property to deteriorate or commit waste. If this Security Instrument is; on a leasehold, Borrower shall comply with the provisions of the lease, and if Borrower acquires fee title to the Property, the leasehold and fee title shall not merge unless Lender agrees to the merger in writing.

          No building or other structure or improvement, fixture or personal property mortgaged hereby shall be removed or demolished without the prior written consent of Lender. Borrower will not make, permit, or suffer any alteration of or addition to any building or other structure or improvement now or which may hereafter be erected or installed upon the Property, C any part thereof, nor will the Borrower use, or permit or suffer the use of any of the Property for any purpose other than the purpose or purposes for which the same is now intended to be used, without the prior written consent of Lender. Borrower will maintain Property in good condition and state of repair and will not suffer or permit any waste to any part thereof, and will promptly comply with all the requirements of federal, state, and local governments, or of any departments, divisions or bureaus thereof, pertaining to such Property or any part thereof.

     7. Protection of Lender's Rights in Property; Mortgage Insurance. If Borrower fails to perform the covenants and agreements contained in this. Security Instrument, or there is a legal proceeding that may significantly affect Lender's rights in Property (such as a proceeding in bankruptcy, probate or condemnation or to enforce laws or regulations), then Lender may do and pay for whatever is necessary to protect the value of the Property and Lender's rights in the Property.

          Lender's actions may include paying any sums secured by a lien, which has priority over this Security Instrument, appearing in court, paying reasonable attorney's fees and entering on Property to make repairs. Although Lender may take action under this paragraph 7, Lender does not have to do so.

          Any amounts disbursed by Lender under this paragraph 7 shall become additional debt of Borrower secured by this Security Instrument. Unless Borrower and Lender agree to other terms of payment, these amounts shall bear interest from the date of disbursement at the Note rate and shall be payable, with interest, upon notice from Lender to Borrower requesting payment.

          If Lender required mortgage insurance as a condition of making the loan secured by this Security Instrument, Borrower shall pay the premiums required to maintain the insurance in effect until such tie as the requirement for the insurance terminates in accordance with Borrower's and Lender's written agreement or applicable law.

     8. Inspection. Lender or its agent may make reasonable entries upon and inspections of Property. Lender shall give Borrower notice at the tie of or prior to an inspection specifying reasonable cause of the inspection.

     9. Condemnation. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking or any part of the Property, or for conveyance in lieu of condemnation, are hereby assigned and shall be paid to Lender.

          In the event of a total or partial taking of the Property, unless Borrower and Lender otherwise agree, the proceeds shall be applied to the sums secured by this Security Instrument, whether or not then due, with any excess paid to Borrower.

          If the Property is abandoned by Borrower, or is, after notice by Lender to Borrower that the condemnor offers to make an award or settle a claim for damages, Borrower fails to respond to Lender within 30 days after the date the notice is given, Lender is authorized to collect and apply the proceeds, at its option, either to restoration or repair of the Property or to the suns secured by this Security Instrument, whether or not then due.

          Unless Lender and Borrower otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of the monthly payments referred to in paragraphs 1 and 2 or change the amount of such payments.

     10. Borrower Not Released; Forbearance by Lender Not a Waiver. Extension of the time for payment or modification of amortization of the sums secured by this Security Instrument granted by Lender to any successor in interest of Borrower shall not operate to release the liability f the original Borrower or Borrowers successors in interest. Lender shall not be required to commence proceedings against any successor in interest or refuse to extend time for payment or otherwise modify amortization of the sums secured by this Security Instrument by reason of any demand made by the original Borrower or Borrower's successors n interest. Any forbearance by Lender in exercising any right or remedy shall not be a waiver of or preclude the exercise of any right or remedy.

     11. Successors and Assigns Bound; Joint and Several Liability Cosignors. The covenants and agreements of this Security Instrument shall bind and benefit the successors and assigns of Lender and Borrower subject to the provisions of Paragraph 17. Borrower's covenants and agreements shall be joint and several. Any Borrower who co-signs this Security Instrument but does not execute the Note; (a) is co-signing this Security Instrument only to mortgage, grant and convey the Borrower's interest in the Property under the terms of this Security Instrument
          (b) is not personally obligated to pay the sums secured by this Security Instrument; and (c) agrees that Lender and ay other Borrower may agree to extend, modify, forbear or make any accommodations with regard to the terms of this Security Instrument or the Note without that Borrower's consent.

     12. Loan Charges. If the loan secured by this Security Instrument is subject to a law which sets maximum loan charges, and that law is finally interpreted so that the interest or other loan charges collected or to be any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limits and (b) any sums already collected from Borrower which exceeded permitted limits will be refunded to Borrower, Lender my choose to make this refund by reducing the principal owed under the Note, if permitted by law. Or by making a direct payment to Borrower. If a refund reduces principal, the reduction will be treated as a partial prepayment without any prepayment charge under the Note.

     13. Legislation Affecting Lender's Rights. If enactment or expiration of applicable laws has the effect of rendering any provision of the Note or this Security Instrument unenforceable according to its terms, Lender, at its option, may require immediate payment in full of all sums secured by this Security Instrument and may invoke any remedies permitted by paragraph 19. If Lender exercises this option, Lender shall take the steps specified in the second paragraph of paragraph 17.

     14. Notices. Any notice to Borrower provided for in this Security Instrument shall be given by mailing it by first class mail unless applicable Law request use of another method. The notice shall be directed to the Property Address or any other address Borrower designates by notice to lender. Any notice to Lender shall be given by first class mail to Lender's address stated herein or any other address Lender designates by notice to Borrower. Any notice provided for in this Security Instrument shall be deemed to have been given to Borrower or Lender when given as provided in this paragraph.

     15. Governing Law; Severability. This Security Instrument shall be governed by federal law and the law of the jurisdiction in which the Property is located. In the event that any provision or clause of this Security Instrument or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Security Instrument or the Note which can be given effect without the conflict provision. To this end the provisions of this Security Instrument and the Note are declared to be severable.

     16. Borrower's Copy. Borrower does hereby acknowledge receipt of one conformed copy of the Note and of this Security Instrument.

     17. Transfer of the property or a Beneficial Interest in Borrower. If all or any part of the Property or any interest in it is sold or transferred (or if a beneficial interest in Borrower is sold or transferred an Borrower is not a natural person) without Lender's prior written consent, lender may, at its option, require immediate payment if full of all sums secured by this Security Instrument.

          If Lender exercises this option. Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 10 days from the date the notice is delivered or mailed within which Borrower must pay all sums secured by this Security Instrument. If Borrowers fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security instrument without further notice or demand on Borrower.

     18. Borrower's Right to Reinstate. If Borrower meets certain conditions, Borrower shall have the right to have enforcement of this Security Instrument discontinued at any time prior to the earlier of: (a) 5 days (or such other period as applicable law may specify for reinstatement) before sale of the Property pursuant to any power of sale contained in this Security Instrument. Those conditions are that
          Borrower: (a) pays lender all sums which then would be due under this Security Instrument and the Note had no acceleration occurred' (b) cures any default of any other covenants or agreements; (c) pays all expenses incurred in enforcing this Security instrument, including, but not limited to, reasonable attorney's fees; and (d) takes such action as Lender may reasonably require to assure that the lien of this Security Instrument shall continue unchanged. Upon reinstatement by Borrower, this Security Instrument and the obligation secured hereby shall remain fully effective as if no acceleration had occurred. However, this right to reinstate shall not apply in the case of acceleration under paragraphs 13 or 17.

          NON-UNIFORM COVENANTS. Borrower and Lender further covenant and agree as follows:

     19. Acceleration; Remedies. Lender shall give notice to Borrower prior to acceleration following Borrower's breach of any covenant or agreement in this Security Instrument (but not prior to acceleration under paragraphs 13 and 17 unless applicable law provides otherwise). The notice shall specify" (a) the default: (b) the action required to cure the default; (c) a date, not less than 10 days from the date the notice is given to Borrower, by which the default must be cured; and
          (d) that failure to cure the default on or before the date specified in the notice may result in acceleration of the sums secured by this Security Instrument, foreclosure by judicial proceedings and sale of the Property. The notice shall further inform Borrower of the right to reinstate after acceleration and the right to assert n the foreclosure to reinstate after acceleration and the right to assert in the foreclosure proceeding the non-existence of a default or any other defense of Borrower to acceleration and foreclosure. If the default is not cured on or before the date specified in the notice, or is not capable of being cured, Lender at its option may require immediate payment in full of all sums secured by this Security Instrument without further demand any may foreclose this Security Instrument by judicial proceeding. Lender shall be entitled to collect all expenses incurred in pursing the remedies provided in this paragraph 19, including, but not limited, reasonable attorney's fees and costs of title evidence.

     20. Lender in Possession. Lender in any action to foreclose this mortgage shall be entitled to the appointment of a receiver, without notice, as a matter or right and without regard to the value of Property, or the solvency or insolvency of Borrower or other party liable of the payment of the Note and other indebtedness secured by this mortgage. Upon acceleration, under paragraph 19 or abandonment of the property. Lender, in accordance with law, shall be entitled to enter upon, take possession of and mange the Property and to collect the rents of the Property including those past due. Any rents collected by lender or the receiver shall be applied first to payments of the cost of management of the property and collection of tents, including, but not limited to, receiver's fees, premiums on receiver's bonds and reasonable attorney's fees, and then to the sums secured by this Security Instrument.

     21. Release. Upon payment of all sums secured by this Security Instrument, Lender shall release this Security instrument without charge to Borrower. Borrower shall pay any recordation costs.

     22. Attorney's Fees. As used in this Security Instrument and the Note, "attorney's fees" shall include, but not be limited to, attorney's fees award by an appellate court.

     BY SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Security Instrument executed by Borrower and any rider (s) executed by Borrower.

      Signed, sealed and delivered              Pinecrest Investment Group, Inc.
      in the presence of:
                                                         s/ David B. Howe
                                                         By: David B. Howe
                                                         Its: Chairman


State of Florida
County of Hillsborough

     I hereby certify that on this day, before me, an officer duly authorized n the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared David B. Howe, Chairman* to me know to be the person(s) described in or produced a driver's license as identification, and who executed the foregoing instrument and acknowledged before that executed the same for the purpose therein expressed.

     * of Pinecrest Investment group, Inc.

Witness my hand and official seal in the count and state aforesaid this 9th day of April, 1999.


                                s/  E. Michelle Yeomans

                                Notary Public, State of Florida
                                E. Michelle Yeomans
                                Printed Name of Notary

                                My commission expires: 8/26/01

                                 PROMISSORY NOTE
                                 ---------------

             DATED this 9th day of April, 1999, Plant City, Florida.

     1. Borrowers Promise to Pay. In return for the loan that I have received, I promise to pay. Two Hundred, Eighty-Eight Thousand & No/100's U.S. Dollars. (This amount is called "principal"), plus interest, to the order of the Lender. The Lender is HOPEWELL LAND PARTNERS, LTD., a Florida Limited Partnership. I understand that Lender may transfer this Promissory Note ("Note"). Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is called the "Note Holder".

     2. Interest will be charged on unpaid principal until the full amount of principal has been paid in accordance with the terms of this Note. I will pay interest at a yearly rate of 12 percent. simple interest. The interest rate required by this section is the rate I will pay before any default described in
Section 6 of this Note. After default, I will pay the highest interest rate allowable by law.

     3. Payments

          (A) Time and Place of Payments. I will pay interest only payments every month. I will make my monthly payments on the 9th day of each month beginning on May 9, 1999 and a balloon and final payment on the 9th day of April, 2000. My monthly payments will be applied to interest before principal. If, on April 9, 2000, I still owe amounts under this Note, I will pay those amounts in full on that date, which is called the "maturity date". I will make my monthly payments at Post Office Box 112, Winter Haven, Florida 33892, or at a different place if required by the Note Holder. In the event I make all payments timely in the amount indicated, then, my final payment of April 9, 2000, will be $288,000.60 plus interest.

          (B) Amount of my Initial Monthly Payments. Each of my monthly payments will be in the amount of U.S. Dollars $32,880.00 This amount represents interest only and does not include escrows, late fees, or such other obligations which may be required under the terms of the security instrument.

     4. Borrowers Right to Pre-Pay. I have the right to make payments of principal at any time before they are due. A payment of principal only is known as a "pre-payment". When I make a pre-payment. I will tell the Note Holder, in writing, that I am doing so. I may make a full pre-payment or partial pre-payments without paying any pre-payment charge. The Note Holder will use all of my pre-payments to reduce the amount of principal that. I owe under this Note. If I make a partial pre-payment there will be no changes in the due dates of my monthly payments unless the Note Holder agrees in writing to those changes.

     5. Loan Charges. If a law, which applies to this loan and which sets maximum loan charges, is finally interpreted so that the interest 'or' other loan charges collected or to be collected in connection with this loan 'exceed the permitted limits, then:


     (i) Any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and

     (ii) Any sums already collected from me that exceed permitted limits will be refunded to me. The Note Holder may choose to make this refund by reducing the principal I owe under this Note or by making a direct payment to me if a refund reduces principal. The reduction will be treated as a partial pre-payment.

     6. Borrowers Failure to Pay as Required

          (A) Late Charges for Overdue Payments. If the Note Holder has not received the full amounts of any monthly payment by the end of 15 calendar days after the date it is due, I will pay a late charge to the Note Holder. The amount of the charge will be 5% percent of my overdue payment of principal and interest. I will pay this late charge promptly but only one on each late payment.

          (B) Default. If I do not pay the full amount of each monthly payment on the date it is due, I will be in default.

          (C) Notice of Default. If I am in default, the Note Holder may send me a written notice telling me if I do not pay the overdue amount by a certain date, the Note Holder may require me to pay immediately the full amount of principal that has not been paid and all the interest that I owe on that amount. That date must be at least Ten (10) days after the date on which the notice is delivered or mailed to me.

          (D) No Waiver by Note Holder. Even if, at a time when I am in default, the Note Holder does not require me to pay immediately in full and as described above, the Note Holder will still have the right to do so if I am in default at a later date.

          (E) Payment of Note Holder's Costs and Expenses. If the' Note Holder has required me to pay immediately in full as described above, the Note Holder will have the right to be paid back by me for all of its cost, and expenses in enforcing this Note to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorney's fees, including but not limited to attorney's fees incurred on appeals.

     7. Giving of Notices Unless applicable law requires a different method, any notice that must be given to me under this Note will be given by mailing it by First Class Mail to me at 1211 Tech Blvd., Suite 101, Tampa, FL 33619 or a different address if I give the Note Holder a notice of my different address.

     Unless the Note Holder requires a different method, any notice that must be given to the Note Holder under this Note will be given by mailing it by First Class Mail to the Note Holder at the address stated in Section 3(A) above or at a different address if I am given a notice of that different address.

     8. Obligations of Persons Under this Note. If more than one person signs this Note, each person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a guarantor, surety or endorser of this Note is also obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety or endorser of this Note, is also obligated to keep all of the promise made in this Note. The Note Holder may enforce its rights under this Note against each person individually or against all of us together. This means that any one of us may be required to pay all of the amounts owed under this Note.

     9. Waivers. I and any other person who has obligations under this Note waive the rights of presentment and notice of dishonor. "Presentment" means the right to require the Note Holder to demand payment of amounts due. "Notice of Dishonor" means the right to require the Note Holder to give notice to other persons that amounts due have not bee

     10. Other provisions Requiring Immediate Payment The Security Instrument describes how and under what conditions I am to be required to make immediate payment in full of all amounts I owe under this Note. One of those conditions is described as follows:

          Transfer of the Property or a Beneficial Interest in Borrower. If all of any part of the property or any interest in it is sold or transferred (or if a beneficial interest in Borrower is sold or transferred and Borrower is not a natural person) without Lender's prior written consent, Lender may, at its option, require immediate payment in full of all sums secured by this Security Instrument.

          If Lender exercises this option, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than Ten (10) days from the date the notice is delivered or mailed within which Borrower must pay all sums secured by this Security Instrument. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by the Security Instrument without further notice of demand on Borrower.

WITNESS the hand(s) and seal(s) of the undersigned.

PINECREST INVESTMENT GROUP, INC.

S/ David B. Howe (Borrower)
By: David B. Howe
Its: Chairman